File No. 2-28274
                                                  File No. 811-01604

                                  SCHEDULE 14A

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant                    [X]

Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[  ] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                              Pioneer Growth Shares
                  (Name of Registrant as Specified in Charter)



    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required

                              PIONEER GROWTH SHARES
                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-225-6292

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                       SCHEDULED FOR [SEPTEMBER 28], 1999


     This is the formal agenda for your fund's shareholder meeting. It tells you the matters you will be asked to vote on and the time and place of the meeting, in case you want to attend in person.

     To the shareholders of Pioneer Growth Shares:

     A meeting of shareholders of your fund will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109, on [September 28, 1999], at 2:00 p.m., Boston time, to consider the following:

1. To elect the nine trustees named in the attached proxy statement to serve on the board of trustees until their successors have been duly elected and qualified.

2. A proposal to approve a new management contract between the fund and Pioneer Investment Management, Inc., your fund's investment adviser ("Pioneer"), increasing the rate at which management fees are payable to Pioneer and providing for a performance fee adjustment;

3(a)-(c). Proposals to approve amendments to your fund's fundamental investment restrictions, as described in the attached proxy statement; and

4.        Any other business that may properly come before the meeting.

     Shareholders of record as of the close of business on [July 19, 1999] are entitled to vote at the meeting and any related follow-up meetings.


                                             By Order Of The Board Of Trustees
                                             Joseph P. Barri, Secretary

Boston, Massachusetts
[July 30, 1999]

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD.
                                                                       0799-6776

                                 PROXY STATEMENT
                                       OF
                              PIONEER GROWTH SHARES
                                 60 STATE STREET
                           BOSTON, MASSACHUSETTS 02109
                                 1-800-225-6292

                         SPECIAL MEETING OF SHAREHOLDERS


         This proxy statement contains the information you should have before voting on the proposals as summarized below.

         PIONEER GROWTH SHARES WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT OR SEMIANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. SHAREHOLDERS WHO WANT TO OBTAIN A COPY OF THESE REPORTS SHOULD DIRECT ALL WRITTEN REQUESTS TO THE ATTENTION OF THE FUND, AT THE ADDRESS LISTED ABOVE, OR SHOULD CALL PIONEERING SERVICES CORPORATION, THE FUND'S TRANSFER AGENT, AT 1-800-225-6292.

                                  INTRODUCTION

         This proxy statement is being used by the board of trustees of your fund to solicit proxies to be voted at a special meeting of shareholders of your fund. This meeting will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109, at 2:00 p.m., Boston time on [Tuesday,] [September 28], 1999, and at any adjournments of the meeting to a later date. The purpose of this meeting is to consider:

1. The election of nine trustees named in this proxy statement to serve on the board of trustees until their successors have been duly elected and qualified.

2. A proposal to approve a new management contract between the fund and Pioneer Investment Management, Inc., your fund's investment adviser ("Pioneer"), increasing the rate at which management fees are payable to Pioneer and providing for a performance fee adjustment;

3(a)-(c).         Proposals to approve the elimination or amendment of certain of your fund's fundamental investment restrictions, as described in this proxy statement; and

4.                Any other business that may properly come before the meeting.

         This proxy statement and proxy are being mailed to shareholders on or about [July 30], 1999. The annual report for the fund for the fiscal period ended December 31, 1998 was previously mailed to shareholders.

         WHO IS ELIGIBLE TO VOTE?

         Shareholders of record of the fund as of the close of business on [July 19], 1999 (the "record date") are entitled to vote on all of the fund's business at the meeting or any adjournments thereof. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposals. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                                   PROPOSAL 1

                          ELECTION OF BOARD OF TRUSTEES

         All of the nominees for election currently serve as trustees for your fund. Each trustee will be elected to hold office until the next meeting of shareholders or until his or her successor is elected and qualified. Each nominee has consented to being named in this proxy statement and indicated his or her willingness to serve if elected. If any nominee should be unable to serve, an event which is not anticipated, the persons named as proxies may vote for such other person as shall be designated by the board of trustees of the fund. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) for the election of the nine nominees named below as trustees of the fund.

        The following table sets forth each nominee's position(s) with the fund, age, address, principal occupation and employment during the past five years and any other directorships held. The table also indicates the year during which he or she first became a trustee of the fund and the number of shares of the fund beneficially owned by each nominee, directly or indirectly, on May 31, 1999.

 Name, age, position(s) with          Principal occupation or employment           First became   Number of shares
          the fund                            and trusteeships(1)                   a trustee         owned and
         and address                                                                                percentage of
                                                                                                    total shares
                                                                                                   outstanding on
                                                                                                    May 31, 1999
JOHN F. COGAN, JR.* (73)       President, Chief Executive Officer and a                1993
CHAIRMAN OF THE BOARD,         Director of The Pioneer Group, Inc. ("PGI");
PRESIDENT AND TRUSTEE          Chairman and a Director of Pioneer Investment
60 State Street                Management, Inc. ("Pioneer"), Pioneer Funds
Boston, MA 02109               Distributor, Inc. ("PFD"), Pioneer Goldfields
                               Limited, Teberebie Goldfields Limited, Closed
                               Joint-Stock Company "Amgun-Forest," Closed
                               Joint-Stock Company "Udinskoye" and Closed
                               Joint-Stock Company "Tas-Yurjah" Mining Company;
                               Director of Pioneer Real Estate Advisors, Inc.
                               ("PREA"), Pioneer Forest, Inc., Pioneer
                               Explorer, Inc., Pioneer Management (Ireland)
                               Ltd. ("PMIL"), Pioneer First Investment Fund and
                               Closed Joint-Stock Company "Forest-Starma";
                               President and Director of Pioneer Metals and
                               Technology, Inc. ("PMT"), Pioneer International
                               Corp. ("PIntl"), Pioneer First Russia, Inc. and
                               Pioneer Omega, Inc. ("Pioneer Omega"); Chairman
                               of the Supervisory Board of Pioneer Fonds
                               Marketing, GmbH, Pioneer First Polish Investment
                               Fund Joint Stock Company, S.A. ("Pioneer First
                               Polish") and Pioneer Czech Investment Company,
                               A.S. ("Pioneer Czech"); Member of the
                               Supervisory Board of Pioneer Universal Pension
                               Fund Company; Chairman, President and Trustee of

 Name, age, position(s) with          Principal occupation or employment           First became   Number of shares
          the fund                            and trusteeships(1)                   a trustee         owned and
         and address                                                                                percentage of
                                                                                                    total shares
                                                                                                   outstanding on
                                                                                                    May 31, 1999
                               all of the Pioneer mutual funds;
                               Director of Pioneer Global Equity Fund Plc,
                               Pioneer Global Bond Fund Plc, Pioneer Euro
                               Reserve Fund Plc, Pioneer European Equity Fund
                               Plc, Pioneer Emerging Europe Fund Plc, Pioneer
                               US Real Estate Fund Plc and Pioneer U.S. Growth
                               Fund Plc (collectively, the "Irish Funds"); and
                               Partner, Hale and Dorr LLP (counsel to PGI and
                               the fund).

MARY K. BUSH                   President, Bush & Co. (international financial          1997
(51)                           advisory firm); Director and/or Trustee of
TRUSTEE                        Mortgage Guaranty Insurance Corporation, Novecon
4201 Cathedral Ave. NW         Management Company, Hoover Institution, Folger
Apt. 1016E                     Shakespeare Library, March of Dimes, Project
Washington, DC 20016           2000, Inc. (not-for-profit educational
                               organization), Wilberforce University and Texaco,
                               Inc.; Advisory Board Member, Washington Mutual
                               Investors Fund (registered investment company);
                               and Trustee of all the Pioneer mutual funds,
                               except Pioneer Variable Contracts Trust.

RICHARD H. EGDAHL, M.D.        Alexander Graham Bell Professor of Health Care          1993
(72)                           Entrepreneurship, Boston University; Professor
TRUSTEE                        of Management, Boston University School of
Boston University Health       Management; Professor of Public Health, Boston
Policy Institute               University School of Public Health; Professor of
53 Bay State Road              Surgery, Boston University School of Medicine,
Boston, MA 02215               University Program for Health Care
                               Entrepreneurship, CORE (management of workers'
                               compensation and disability costs - Nasdaq
                               National Market) and WellSpace (provider of
                               complementary health care); Trustee, Boston
                               Medical Center; Honorary Trustee, Franciscan
                               Children's Hospital; and Trustee of all of the
                               Pioneer mutual funds.

 Name, age, position(s) with          Principal occupation or employment           First became   Number of shares
          the fund                            and trusteeships(1)                   a trustee         owned and
         and address                                                                                percentage of
                                                                                                    total shares
                                                                                                   outstanding on
                                                                                                    May 31, 1999
MARGARET B.W. GRAHAM           Founding Director, The Winthrop Group, Inc.             1993
(52)                           (consulting firm); Manager of Research
TRUSTEE                        Operations, Xerox Palo Alto Research Center,
The Keep                       from 1991 to 1994; Professor of Operations
P.O. Box 110                   Management and Management of Technology and
Little Deer Isle, ME 04650     Associate Dean, Boston University School of
                               Management, from 1989 to 1993; and Trustee of all
                               the Pioneer mutual funds, except Pioneer Variable
                               Contracts Trust.

JOHN W. KENDRICK               Professor Emeritus, George Washington                   1993
(81)                           University; Director, American Productivity and
TRUSTEE                        Quality Center; Adjunct Scholar, American
636 Waterway Drive             Enterprise Institute; Economic Consultant; and
Falls Church, VA 22044         Trustee of all of the Pioneer mutual funds,
                               except Pioneer Variable Contracts Trust

MARGUERITE A. PIRET            President, Newbury, Piret & Company, Inc.               1993
(51)                           (merchant banking firm); Trustee of Boston
TRUSTEE                        Medical Center; Member of the Board of Governors
One Boston Place               of the Investment Company Institute; Director,
26th Floor                     Organogenesis Inc. (tissue engineering company);
Boston, MA 02108               and Trustee of all of the Pioneer mutual funds.

DAVID D. TRIPPLE*              Executive Vice President and a Director of PGI;         1993
(55)                           President and a Director of Pioneer and PFD;
EXECUTIVE VICE PRESIDENT AND   Director of Pioneering Services Corporation
TRUSTEE                        ("PSC"), PIntl, PREA, Pioneer Omega, PMIL,
60 State Street                Pioneer First Investment Fund and the Irish
Boston, MA 02109               Funds; Member of the Supervisory Board of
                               Pioneer First Polish and Pioneer Czech; and
                               Executive Vice President and Trustee of all of
                               the Pioneer mutual funds.

STEPHEN K. WEST                Of Counsel, Sullivan & Cromwell (law firm);             1993
(70)                           Director, Kleinwort Benson Australian Income
TRUSTEE                        Fund, Inc., The Swiss Helvetia Fund, Inc.
125 Broad Street               (investment companies), AMVESCAP PLC (investment
New York, NY 10004             managers) and American Insurance Holdings, Inc.;
                               Trustee, The Winthrop Focus Funds (mutual
                               funds); and Trustee of all of the Pioneer mutual
                               funds.

 Name, age, position(s) with          Principal occupation or employment           First became   Number of shares
          the fund                            and trusteeships(1)                   a trustee         owned and
         and address                                                                                percentage of
                                                                                                    total shares
                                                                                                   outstanding on
                                                                                                    May 31, 1999
JOHN WINTHROP                  President, John Winthrop & Co., Inc. (private           1993
(63)                           investment firm); Director, of NUI Corp. (energy
TRUSTEE                        sales, services and distribution); and Trustee
One North Adgers Wharf         of all of the Pioneer mutual funds; except
Charleston, SC 29401           Pioneer Variable Contracts Trust.

* Messrs. Cogan and Tripple are "interested persons" of the fund and Pioneer within the meaning of Section 2(a)(19) of the Investment
         Company Act of 1940 (the "1940 Act").

(1) Each nominee also serves as a trustee for each of the open-end investment companies (mutual funds) in the Pioneer family of mutual funds, for Pioneer Interest Shares, a closed-end investment company, and for each of the 13 portfolios of the Pioneer Variable Contracts
         Trust (except as noted). Each trustee was most recently elected by the shareholders of the fund in 1998.

(2) As of May 31, 1999, the trustees and officers of the fund beneficially owned, directly or indirectly, in the aggregate less than 1% of the fund's outstanding shares.

        Ms. Piret, Mr. West and Mr. Winthrop serve on the audit committee of the board of trustees. The functions of the audit committee include recommending independent auditors to the trustees, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the trustees. Ms. Graham, Ms. Piret and Mr. Winthrop also serve on the nominating committee of the board of trustees. The primary responsibility of the nominating committee is the selection and nomination of candidates to serve as independent trustees. The nominating committee will also consider nominees recommended by shareholders to serve as trustees provided that shareholders submitting such recommendations comply with all relevant provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

         During the fiscal year ended December 31, 1998, the board of trustees held 12 meetings, the audit committee held 12 meetings and the nominating committee held no meetings. All of the current trustees and committee members then serving attended at least 75% of the meetings of the board of trustees or applicable committee, if any, held during the fiscal year ended December 31, 1998.

        As of May 31, 1999, Mr. Cogan and Mr. Tripple owned approximately 13.36% and 1.19% of the outstanding common stock of PGI and none of the other nominees owned PGI common stock.

OTHER EXECUTIVE OFFICERS

         In addition to Messrs. Cogan and Tripple, who serve as executive officers of the fund, the following table provides information with respect to the other executive officers of the fund. Each executive officer is elected by the board of trustees and serves until his successor is chosen and qualified or until his resignation or removal by the board. The business address of all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

Name, age and position with the fund                        Principal occupation(s)

ERIC W. RECKARD, (43), Treasurer                            Executive Vice President, Chief Financial Officer and
                                                            Treasurer of PGI since June 1999; Treasurer of
                                                            Pioneer, PFD, PSC, PIntl, PREA and Pioneer Omega since
                                                            June 1999; Vice President-Corporate Finance of PGI
                                                            from February 1999 to June 1999; Manager of Business
                                                            Planning and Internal Audit of PGI since September
                                                            1996; Manager of Fund Accounting of Pioneer since May
                                                            1994; Manager of Auditing, Compliance and Business
                                                            Analysis for PGI prior to May 1994; and Treasurer of
                                                            all of the Pioneer mutual funds (Assistant Treasurer
                                                            prior to June 1999).

VINCENT NAVE (54), Assistant Treasurer                      Vice President-Fund Accounting, Administration and
                                                            Custody Services of Pioneer (Manager from September
                                                            1996 to February 1999); Senior Vice President of The
                                                            Boston Company's Investor Services Group prior to July
                                                            1994; and Assistant Treasurer of all of the Pioneer
                                                            mutual funds since June 1999.

JOSEPH P. BARRI, (52), Secretary                            Corporate Secretary of PGI and most of its
                                                            subsidiaries; Secretary of all of the Pioneer mutual
                                                            funds; and Partner, Hale and Dorr LLP.

ROBERT P. NAULT, (35), Assistant Secretary                  Senior Vice President, General Counsel and Assistant
                                                            Secretary of PGI since 1995; Assistant Secretary of
                                                            Pioneer, certain other PGI subsidiaries and all of the
                                                            Pioneer mutual funds; Assistant Clerk of PFD and PSC;
                                                            and junior partner of Hale and Dorr LLP prior to 1995.

REMUNERATION OF TRUSTEES AND OFFICERS

         The following table provides information regarding the compensation paid by the fund and the other investment companies in the Pioneer family of mutual funds to the trustees for their services as indicated below. Compensation paid by the fund to Messrs. Cogan and Tripple, who are interested persons of Pioneer, is reimbursed to the fund by Pioneer. The fund pays no salary or other compensation of its officers.

Trustee                                             Aggregate compensation     Total compensation from the fund and
                                                        from the fund+         other funds in the Pioneer family of
                                                                                                     mutual funds++
John F. Cogan, Jr.                                                    $  750                               $ 18,750
Mary K. Bush                                                           3,629                                 77,125
Richard H. Egdahl, M.D.                                                3,628                                 79,125
Margaret B.W. Graham                                                   3,940                                 81,750
John W. Kendrick                                                       3,116                                 65,900
Marguerite A. Piret                                                    4,683                                 98,750
David D. Tripple                                                         750                                 18,750
Stephen K. West                                                        4,004                                 85,050
John Winthrop                                                          4,073                                 85,875
                                                                     -------                               --------
Totals                                                               $28,573                               $611,075
                                                                     =======                               ========
+        For the fiscal year ended December 31, 1998.

++       For the calendar year ended December 31, 1998.

INVESTMENT ADVISER

         Pioneer and PFD, whose executive offices are located at 60 State Street, Boston, Massachusetts 02109, serve as investment adviser and principal underwriters, respectively, to the fund.

REQUIRED VOTE

         In accordance with the fund's agreement and declaration of trust, the vote of a plurality of all of the shares of the fund voted at the meeting is sufficient to elect the nominees. This means that the nine nominees receiving the greatest number of votes will be elected to the board.

                                   PROPOSAL 2

                      APPROVAL OF A NEW MANAGEMENT CONTRACT

SUMMARY

         Pioneer has served as the fund's investment adviser since December 1, 1993. Pioneer serves as the investment adviser for the Pioneer family of mutual funds and for other institutional accounts. Pioneer, a registered investment adviser under the Investment Advisers Act of 1940, as amended, is a wholly owned subsidiary of The Pioneer Group, Inc. ("PGI"), a Delaware corporation with publicly traded shares. Both Pioneer and PGI are located at 60 State Street, Boston, Massachusetts 02109.

         At a meeting of the board of trustees held on July 6, 1999, the trustees, including [all of] the trustees who are not "interested persons" of the fund or Pioneer, [unanimously] approved and voted to recommend that the shareholders of the fund approve a proposal to terminate the fund's existing management contract between Pioneer and the fund (the "existing contract") and to adopt a new management contract (the "proposed contract"). The existing contract and the proposed contract are also each referred to below as a "contract." Under the proposed contract, there will be an increase in the basic rate of management fees paid by the fund to Pioneer. As described more fully below, depending on the fund's investment performance relative to a selected securities index, this basic fee will be increased or decreased. In all cases, the fee ultimately paid by the fund will be higher than that paid under the existing contract.

         A proposal for a new management contract and performance fee was considered by fund shareholders in 1998. While such contract had the support of a majority of the shares voted at that meeting, it did not obtain a sufficient numbers of votes to be approved under the 1940 Act. The trustees are again recommending a proposal for a new management contract. The asset levels ("break points") at which the base fee is reduced are lower under the proposed contract than under the contract proposed in 1998 and the comparative index is also different. The lower break points potentially result in a lower overall fee than that contained in the contract proposed in 1998. The trustees believe that the conditions meriting approval of the proposed contract continue to exist and there has also been a substantial increase in the fund's assets under management.

         Pioneer believes that the proposed fee increase is justified both because of the fund's investment performance and in light of the fees being paid by similar funds to other investment advisers. The fund has had above average performance over the past several years. The following table compares the total return of the fund's Class A shares at net asset value for the one-, three- and five-year periods ended June 30, 1999 to the total return during the same periods for the Standard & Poor 500 Index, the fund's benchmark, and investment companies in the Lipper Growth Funds universe, which consists of funds that have a growth orientation similar to the fund's. The universe consists of 1,065 funds for the one-year period, 653 funds for the three-year period and 399 funds for the five-year period ending June 30, 1999.

                                                                                               Lipper Growth
                                  Pioneer Growth Shares              S&P 500                  Funds Universe
One year                                 19.17%                       22.72%                      18.87%
Three years                              31.07%                       29.05%                      22.75%
Five years                               33.08%                       27.81%                      22.64%

         The fund also pays Pioneer an advisory fee that is lower than the majority of growth funds. During the 12 months ended December 31, 1998, the fund paid Pioneer a management fee at an annual rate of 0.465% of average daily net assets. Assuming an asset size of $1 billion, the median management fee for investment companies in the Lipper Growth Fund universe is 0.750% of average daily net assets. For the funds in the Lipper universe of approximately the same size as the fund, the median management fee is 0.684%. If the proposed increase in base fee is approved and without giving effect to any performance adjustment, the fund would pay Pioneer a base fee of 0.675% assuming average daily net assets of $1 billion. Consequently, Pioneer is currently paid at a rate that is substantially below the median for its peer group and if the proposed contract is approved, would be paid a base fee that is still below the median fee for the fund's peer group.

TERMS OF EXISTING AND PROPOSED CONTRACTS

         Except for the different fee rates, effective dates and renewal dates, the terms of the existing and proposed contracts are substantially identical. Pursuant to the terms of each contract, Pioneer serves as investment adviser to the fund and is responsible for the overall management of the fund's business affairs subject only to the authority of the board of trustees. Pioneer is authorized to buy and sell securities for the account of the fund and to designate brokers to carry out such transactions. Pioneer may not make any purchase the cost of which exceeds funds currently available for the fund and may not make any purchase which would violate any fundamental policy or restriction in the fund's prospectus or statement of additional information as in effect from time to time.

         Under each contract, Pioneer pays all expenses, including executive salaries and the rental of office space, related to its services for the fund with the exception of the following which are paid by the fund: (i) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer or its affiliates, office space and facilities and personnel compensation, training and benefits, (ii) the charges and expenses of auditors, (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund, (iv) issue and transfer taxes, chargeable to the fund in connection with securities transactions to which the fund is a party, (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies, (vi) fees and expenses involved in registering and maintaining registrations of the fund and of its shares with the Securities and Exchange Commission, state securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory agencies, (vii) all expenses of shareholders' and trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies, (viii) charges and expenses of legal counsel to the fund and the trustees, (ix) if applicable, distribution fees paid by the fund pursuant to a plan of distribution in accordance with Rule 12b-1 promulgated by the Securities and Exchange Commission pursuant to the 1940 Act,
(x) compensation of those trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as trustees), PGI, or PFD, the fund's principal underwriter, (xi) the cost of preparing and printing share certificates, and (xii) interest on borrowed money, if any. The fund will pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party.

EXISTING CONTRACT

         The existing contract was approved by the shareholders of the fund on November 23, 1993, in connection with the acquisition of Mutual of Omaha Fund Management Company, the fund's prior investment adviser. The existing contract was approved by your fund's board and its renewal was most recently approved by the board at a meeting held on April 6, 1999. The existing contract is renewable annually by the vote of a majority of the fund's board, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the fund, Pioneer or PFD, cast in person at a meeting called for the purpose of voting on such renewal. The existing contract terminates if assigned (as defined in the 1940 Act) and may be terminated without penalty by either party by vote of its board or a majority of the fund's outstanding voting securities and upon 60 days' written notice.

         As compensation for its management services and certain expenses which Pioneer incurs on behalf of the fund, the fund pays Pioneer an annual management fee under the existing contract equal to 0.50% of the fund's average daily net assets up to $250 million, 0.48% of the next $50 million and 0.45% of the excess over $300 million. This fee is computed daily and paid monthly.

PROPOSED CONTRACT

         The terms of the proposed contract differ materially from those of the existing contract only in respect of the management fees payable to Pioneer.

BASIC FEE INCREASE

         As compensation for its management services and certain expenses which Pioneer incurs on behalf of the fund, the fund would pay Pioneer an annual management fee under the proposed contract (the "basic fee") equal to

                                                . The basic fee would be
computed daily and paid monthly. At June 30, 1999, the fund had net assets of approximately $3,370,599,625.

         The basic fee represents an increase in the management fee rate payable to Pioneer over the rates under the existing contract. The board determined that the basic fee with the application of the performance fee adjustment described below is fair and reasonable. That adjustment provides for increases or decreases in the basic fee, based upon the fund's performance. However, even assuming a maximum downward adjustment due to performance, the proposed fee will be higher than the current fee.

         The effective date of the proposed contract is expected to be [October 1, 1999] (the "effective date"). Accordingly, the basic fee will take effect on the effective date if the proposed contract is approved at the meeting.

PERFORMANCE FEE ADJUSTMENT

         The board of trustees is proposing the implementation of a performance adjustment to accompany the basic fee. The performance adjustment will either increase or decrease the monthly basic fee paid by the fund to Pioneer based on the performance of the fund as compared to the investment record (the "record") over the same period of a securities index determined by the trustees to be appropriate. The trustees initially have designated the
(the "Index") for this purpose. The Index is a recognized measure of
                                                                    .

         From time to time, the trustees may determine that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the fund. In such event, a successor index may be substituted for the Index in prospectively calculating the performance based adjustment to the basic fee. However, the calculation of the performance adjustment for any portion of the performance period prior to the adoption of the successor index would still be based upon the fund's performance compared to the Index.

         It is not possible to predict the effect of the performance adjustment on the overall compensation to Pioneer in the future since it will depend on the performance of the fund relative to the record of the Index.

         The board determined that it would be appropriate to increase Pioneer's compensation and that the amount of the increase should be greater when the fund's performance exceeds that of an objective index and, conversely, lower when the fund's performance is poorer than the record of that index. The Index was deemed appropriate for this comparison because it is composed of
                                                                  . The board
believes that a performance adjustment is appropriate for the fund and that providing incentives to Pioneer based on its performance benefits shareholders.

         The board is proposing that there be a performance adjustment which would increase or decrease the basic fee based on the performance of the Class A shares of the fund calculated at net asset value. The basic fee would be subject to upward or downward adjustment depending on whether, and to what extent, the investment performance of the Class A shares of the fund for the relevant performance period exceeds, or is exceeded by, the record of the Index over the same period. This performance comparison would be made at the end of each month. Each percentage point of difference (up to a maximum difference of +/- 10 percentage points) would result in a performance rate adjustment of 0.01%. The maximum rate adjustment is therefore +/- 0.10%. An appropriate percentage of this rate (based upon the number of days in the current month) would then be multiplied by the average daily net assets of the fund over the entire performance period, giving the dollar amount which will be added to (or subtracted from) the basic fee. The monthly performance adjustment will be further adjusted to the extent necessary to insure that the total of such adjustments to the basic fee does not exceed +/- 0.10% of average daily net assets for that year.

         IMPLEMENTATION OF PERFORMANCE ADJUSTMENT. The board is proposing that the performance adjustment be implemented beginning on October 1, 2000. Until October 1, 2000, the basic fee would remain unadjusted. During the period from October 1, 2000 until September 30, 2002, fund performance would be measured over an increasing period covering the current month and the prior months dating back to the effective date (the "performance period"). Beginning October 1, 2002, the duration of the performance period would become fixed at 36 months. Thereafter, fund performance would be measured over a rolling 36-month period covering the current month and the prior 35 months. If the effective date is delayed, the periods referred to above will be correspondingly adjusted.

PERFORMANCE ADJUSTMENT EXAMPLE

         The following hypothetical example illustrates the application of the performance adjustment.

         For proposes of the example, any dividends or capital gains distributions paid by the fund are treated as if reinvested in shares of the fund at net asset value, and any dividends paid on the stocks in the Index are treated as if reinvested in the Index. The example assumes fund assets of up to $500 million.

         The example also makes these assumptions:

                                                                                                  Your fund's
                     For the                   Your fund's                 Index's           performance relative
                PERFORMANCE PERIOD        INVESTMENT PERFORMANCE      CUMULATIVE CHANGE          TO THE INDEX
            First day                              $10                       100
            Last day                               $13                       123
            Absolute change                        +$3                       +$23
            Actual change                          +30%                      +23%           + 7 percentage points

         Based on these assumptions, the fund would calculate Pioneer's management fee rate for the last month of the performance period as follows:

[square bullet]     The portion of the annual basic fee rate of 0.70% applicable to that month is multiplied by the fund's average daily net assets for the month. This results in the dollar amount of the basic fee.
[square bullet]     The +7 percentage point difference between the performance record of your fund's Class A shares and the performance
                    record of the Index is multiplied by the performance rate
                    adjustment of 0.01% producing a rate of 0.07%.
[square bullet]     The 0.07% rate (adjusted for the number of days in the
                    month) is multiplied by the fund's average daily net assets for the performance period. This results in the dollar
                    amount of the performance adjustment.
[square bullet]     The dollar amount of the performance adjustment is added to the dollar amount of the basic fee producing the adjusted management fee.

If the Index's investment performance during the performance period exceeded the fund's performance record, the dollar amount of the performance adjustment would be deducted from the dollar amount of the basic fee.

         Because the adjustment to the basic fee is based on the comparative performance of the fund and the record of the Index, the controlling factor is not whether fund performance is up or down, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

EFFECTIVE DATE OF PERFORMANCE ADJUSTMENT

         The basic fee will take effect on the effective date if the proposed contract is approved at the meeting. Accordingly, (1) from October 1, 1999 through September 30, 2000 the fund will pay management fees at a rate equal to the basic fee (0.70% assuming assets up to $500 million); (2) from October 1, 2000 through September 30, 2001, the fund will pay management fees at a rate equal to the basic fee plus or minus the amount of the performance adjustment based upon the current month and the preceding months dating back to the effective date; and (3) beginning on October 1, 2001, the fund will pay management fees at a rate equal to the basic fee plus or minus the amount of the performance adjustment based upon the current month and the preceding 35 months.

Because the performance adjustment will be calculated no earlier than 12 months after the effective date and because the performance adjustment will not reflect the fund's performance prior to the effective date, the effect of the initial performance adjustment (and all subsequent adjustments) is unknown and cannot reasonably be estimated at the time of this proposal.

EFFECT OF THE NEW MANAGEMENT FEE STRUCTURE

         Under the existing contract, the fund paid management fees at an effective annual rate of 0.46% based on average daily net assets of $1,414,076,701 for the fiscal year ended December 31, 1998. Under the proposed contract, assuming asset levels during the fund's prior fiscal year and implementation of the performance adjustment, the fund would pay a maximum annual fee of 0.76% and a minimum annual fee of 0.56% based upon the fund's performance relative to the Index as described above.

         Set forth below is a table showing the dollar amount of actual management fees paid during the fund's fiscal year ended December 31, 1998 under the existing contract and the amount of fees that would have been paid under the proposed contract at the maximum, basic and minimum fee rates. The table also shows the percentage differences between the amounts that would have been paid under the proposed contract and the amount actually paid under the existing contract. Also set forth below is a comparative fee table showing the amount of fees and expenses paid by the fund under the existing contract as a percentage of average daily net assets and the amount of fees and expenses shareholders would have paid if the maximum, basic and minimum fees under the proposed contract had been in effect. The figures shown for the basic fee represent the amounts that actually would have been paid during the 12 months under the proposed contract when the performance adjustment would not be in effect. The maximum and minimum fees, calculated at December 31, 1998 asset levels, would apply only in the second or subsequent years under the proposed contract when the performance adjustment would be in effect.

                      DOLLAR AMOUNT OF MANAGEMENT FEES PAID
                      (FISCAL YEAR ENDED DECEMBER 31, 1998)

                                                              PROPOSED CONTRACT
                                               Existing
                                               CONTRACT           MAXIMUM          BASIC         MINIMUM
    Amount of Fees Paid or that Would Have
                                 Been Paid    $6,484,820        $                $              $
    Percentage Difference from Amount Paid
                   under Existing Contract        N/A             +__.__%         +__.__%        +__.__%

                             COMPARATIVE FEE TABLES
                      (FISCAL YEAR ENDED DECEMBER 31, 1998)

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

CLASS A SHARES
                                                                   PROPOSED CONTRACT
                                                   Existing
                                                   CONTRACT             MAXIMUM         BASIC      MINIMUM
Management Fee                                       0.46
Distribution and Service (12b-1) Fee                 0.25
Other Expenses                                       0.24
Total Annual Fund Operating Expenses                 0.95

CLASS B SHARES
                                                                   PROPOSED CONTRACT
                                                   Existing
                                                   CONTRACT             MAXIMUM         BASIC      MINIMUM

Management Fee                                       0.46
Distribution and Service (12b-1) Fee                 1.00
Other Expenses                                       0.28
Total Annual Fund Operating Expenses                 1.74

CLASS C SHARES
                                                                   PROPOSED CONTRACT
                                                   Existing
                                                   CONTRACT             MAXIMUM         BASIC      MINIMUM

Management Fee                                       0.46
Distribution and Service (12b-1) Fee                 1.00
Other Expenses                                       0.25
Total Annual Fund Operating Expenses                 1.71

CLASS Y SHARES
                                                                   PROPOSED CONTRACT
                                                   Existing
                                                   CONTRACT             MAXIMUM         BASIC      MINIMUM

Management Fee                                       0.46
Distribution and Service (12b-1) Fee                  N/A
Other Expenses                                       0.05
Total Annual Fund Operating Expenses                 0.51

EXAMPLES

         The following examples help you compare the costs of investing in the fund with the cost of investing in other mutual funds. They assume that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the fund's operating expenses remain the same.

                            IF YOU SELL YOUR SHARES                         IF YOU DO NOT SELL YOUR SHARES
               -------------------------------------------------- ---------------------------------------------------
                                                NUMBER OF YEARS YOU OWN YOUR SHARES
               ------------------------------------------------------------------------------------------------------
                         1            3           5           10            1            3            5           10
-------------- ------------ ------------ ----------- ------------ ------------ ------------ ------------ ------------
CLASS A
Basic                 $            $         $            $              $            $          $            $
Maximum
Minimum
-------------- ------------ ------------ ----------- ------------ ------------ ------------ ------------ ------------
CLASS B
Basic
Maximum
Minimum
-------------- ------------ ------------ ----------- ------------ ------------ ------------ ------------ ------------
CLASS C
Basic
Maximum
Minimum
-------------- ------------ ------------ ----------- ------------ ------------ ------------ ------------ ------------
CLASS Y
Basic
Maximum
Minimum
-------------- ------------ ------------ ----------- ------------ ------------ ------------ ------------ ------------

OTHER PROVISIONS UNDER THE EXISTING AND PROPOSED CONTRACTS

      STANDARD OF CARE. Under each contract, Pioneer "will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security on the recommendation of [Pioneer] . . . ." Pioneer, however, shall not be protected against liability by reason of its ". . . willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this agreement."

         PIONEER'S AUTHORITY. Each contract provides that Pioneer shall have full discretion to act for the fund in connection with purchase and sale transactions subject only to the declaration of trust, bylaws, currently effective registrations under the 1940 Act and the Securities Act of 1933, as amended, investment objective, policies and restrictions of the fund in effect from time to time, and specific policies and instructions established from time to time by the trustees.

         PORTFOLIO TRADING. Each contract expressly permits Pioneer to engage in such activity. For a more detailed description of the fund's current portfolio brokerage practices, see the appendix.

         EXPENSE LIMITATION. Each contract provides that if the operating expenses of the fund exceed the limits established by state "blue sky" administrators, Pioneer's fee will be reduced (but not below $0) to the extent required by such limits. No such limits are currently in force. Each contract also provides that Pioneer may from time to time agree not to impose all or a portion of its fee or otherwise take action to reduce expenses of the fund. Any such fee limitation or expense reduction is voluntary and may be discontinued or modified by Pioneer at any time.

         OTHER PROVISIONS. Each contract includes provisions that provide that:
(i) the law of The Commonwealth of Massachusetts shall be the governing law of the contract; (ii) Pioneer is an independent contractor and not an employee of the fund; (iii) the contract is the entire agreement between the parties with respect to the matters described therein; (iv) the contract may be executed using counterpart signature pages; (v) invalid or unenforceable provisions of the contract are severable and do not render the entire agreement invalid or unenforceable; (vi) the fund may pay for charges and expenses of counsel to the "non-interested" trustees as well as counsel to the fund;

and (vii) subject to obtaining best execution, Pioneer may consider sales of other Pioneer mutual funds when selecting brokers and dealers to execute the fund's securities transactions.

MISCELLANEOUS

         If approved, the proposed contract will become effective on [October 1,] 1999 (or if approved after that date, on the first day of the first month following the approval date) and will continue in effect until [May 31,] [2000] and thereafter will continue from year to year subject to annual approval by the board of trustees in the same manner as the existing contract. The proposed contract terminates if assigned (as defined in the 1940 Act) and may terminate without penalty, upon 60 days' written notice, by either party, by vote of its board or by a vote of a majority of the outstanding voting securities of the fund.

ADDITIONAL INFORMATION PERTAINING TO PIONEER

         For additional information concerning the management, ownership structure, affiliations, brokerage policies and certain other matters pertaining to Pioneer, see the appendix.

FACTORS CONSIDERED BY THE TRUSTEES

         The trustees determined that the terms of the proposed contract are fair and reasonable and that approval of the proposed contract on behalf of the fund is in the best interests of the fund. The trustees considered a number of factors in deciding to recommend an increase in the management fee and a performance fee adjustment. In approving the performance aspect of the fee proposed by management, the trustees considered its structure and the Index on which it is based. They believe that it provides an appropriate range of incentives for Pioneer and joins its interest with those of the shareholders for good relative investment performance.

         [At their July 6 meeting, the trustees who are not "interested" persons of the fund or Pioneer were advised by fund counsel. When the trustees were presented with the proposed fee arrangements, they requested and were furnished with substantial information to assist in their evaluation.

         After reviewing the information requested from and provided by Pioneer, the trustees concluded that the present fee rate for services provided under the existing contract, which had not changed since the inception of the fund in 1968, was out of date and inappropriately low under present conditions. The trustees also concluded that the current fee does not reflect the existing competitive situation within the comparable group of growth funds with which the fund competes. As a result, and taking into consideration the information reviewed above and requirements for excellence in investment management and research and other talent and technology, it was concluded that the current fee schedule over time would not provide appropriate resources to maintain and attract investment management and research and other talent and provide technology and other systems necessary to keep the fund operating at the level of service and performance currently provided to shareholders or make it possible to improve the service and investment performance for the benefit of shareholders in the future. The trustees and Pioneer believe that the fee increase would provide the necessary resources to accomplish these objectives. The trustees also considered that the proposed fee is consistent with the management fees paid by competing funds with investment objectives of capital appreciation.

         The trustees determined that the Index is appropriate based upon a number of factors, including the fact that the Index is broad-based and is
composed of                                                     . It was
anticipated that any divergence between the fund's performance and that of the Index could be attributed to Pioneer's skill in selecting securities within the parameters established by the fund's objective and policies. Because of the possible future development of an even more appropriate index for measuring the fund's performance, the trustees believed it advisable to reserve the ability to substitute a successor index for the Index; provided, in such event, the calculation of the performance adjustment for any portion of the performance period prior to the adoption of the successor index would still be based upon the fund's performance compared to the Index. In addition, because of the possible future identification of a more appropriate class of fund shares for comparison with the Index, the trustees believed it advisable to reserve the ability to substitute the class of fund shares designated for the performance comparison with the Index; provided, in such event, the calculation of the performance adjustment for any portion of the performance period prior to the designation of a successor class would still be based upon the performance of the previously designated class of fund shares.

         The time periods to be used in determining any performance adjustment were also judged to be of appropriate length to ensure proper correlation and to prevent fee adjustments from being based upon random or insignificant differences between the fund and the Index. In this regard, the trustees concluded that it would be appropriate for the basic fee rate to remain unadjusted for 12 months before implementation of the performance adjustment, and that once implemented, the performance adjustment should reflect only the fund's performance subsequent to the effective date. Moreover, the trustees believe that upon reaching the 36th month, the performance period would be fully implemented, and that the performance adjustment should thereafter be based upon a 36-month rolling performance period.

         Based upon all of the above considerations, the trustees determined that both the basic fee and the amount of any performance adjustments would be equitable and fair to the shareholders of the fund and that their adoption will make it more likely that the objectives of continued levels of good service and investment performance currently and in the future will be achieved.]

TRUSTEES' RECOMMENDATION

         Based on its evaluation of the materials presented and assisted by the advice of independent counsel, the trustees who were present at the meeting on July 6, 1999, including all of the trustees who are not "interested persons" of the fund or Pioneer, unanimously concluded that the proposed contract was sufficient to provide the resources necessary for the objectives described above and was fair and reasonable and in the best interests of the fund's shareholders and by a vote cast at the meeting, approved and voted to recommend to the shareholders of the fund that they approve the proposal to terminate the existing contract and to adopt the proposed contract.

REQUIRED VOTE

         Adoption of Proposal 2 requires the approval of a majority of the outstanding voting securities of the fund, which under the 1940 Act, is defined to mean the affirmative vote of the lesser of (i) 67% or more of the shares of the fund represented at the meeting, if at least 50% of all outstanding shares of the fund are represented at the meeting, or (ii) 50% or more of the outstanding shares of the fund entitled to vote at the meeting (a "1940 Act majority vote").

         If Proposal 2 is not approved by the shareholders of the fund, the existing contract will continue in effect.

         FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF YOUR FUND RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSED CONTRACT.

                           PROPOSALS 3(A) THROUGH 3(C)

                           ELIMINATION OR AMENDMENT OF
                         VARIOUS INVESTMENT RESTRICTIONS

                                     GENERAL

         Pioneer and your board of trustees recommend that three changes be made to modernize your fund's fundamental investment restrictions. We are asking you to vote on these changes because the restrictions described below are fundamental and may be changed only with shareholder approval.

         The 1940 Act requires mutual funds to adopt fundamental investment restrictions covering certain types of investment practices. Your fund, however, is also subject to a number of other fundamental restrictions that are not required by the 1940 Act or any other current laws. Two of the investment restrictions that the trustees propose to modify were adopted to reflect certain regulatory, business or industry conditions which are no longer in effect, especially the "blue sky" laws formerly imposed by state securities regulations. The fundamental restriction on borrowing would be liberalized to the extent permitted under the 1940 Act.

         Pioneer expects that you will benefit from these proposed changes to the fund's investment restrictions in several ways. The fund would have the same degree of flexibility to respond to new developments and changing trends in the marketplace that other comparable funds typically have. Pioneer believes that this added flexibility will make your fund more competitive among its peer group of funds. The proposed changes to the fund's investment restrictions are also designed to produce a clearer and more concise set of restrictions. These revised restrictions parallel the investment restrictions of other funds managed by Pioneer, which will facilitate Pioneer's compliance efforts.

                 PROPOSED AMENDMENTS TO INVESTMENT RESTRICTIONS

         The table below sets forth the fund's current fundamental restrictions in the left-hand column and the proposed amended restrictions in the right-hand column. The current restrictions are presented in the same order as they are listed in the fund's statement of additional information. The amended restrictions, if approved, will be revised in the fund's amended statement of additional information.

 PROPOSAL                     CURRENT RESTRICTION                                 AMENDED RESTRICTION
3(a)         Purchase securities on margin, but it may obtain such   ELIMINATE AS FUNDAMENTAL, AMEND AND
             short-term credits as may be necessary for the          RECLASSIFY AS A NON-FUNDAMENTAL INVESTMENT
             clearance of purchases and sales of securities.         RESTRICTION.

             EXPLANATION. The 1940 Act does not require that this restriction be fundamental. The restriction would continue to be a fund policy but would be reclassified as non-fundamental.

 PROPOSAL                     CURRENT RESTRICTION                                 AMENDED RESTRICTION

3(b)         Make short sales of securities unless at the time of    ELIMINATE AS A FUNDAMENTAL INVESTMENT
             such sale it owns or has the right to acquire as a      RESTRICTION.
             result of the ownership of convertible or exchangeable
             securities, and without the payment of further
             consideration, an equal amount of such securities
             which it will retain so long as it is in a short
             position. At no time will more than 10% of the value
             of the funds assets be committed to short sales.

             EXPLANATION. The 1940 Act does not require that this restriction be fundamental. The fund would adopt a non-fundamental policy (that could be amended or eliminated in the future without shareholder approval) to limit short sales to short sales "against-the-box". In a short sale
             "against-the-box", the fund owns or has the right to acquire the security sold short.

 PROPOSAL                     CURRENT RESTRICTION                                 AMENDED RESTRICTION
3(c)         Borrow money except from banks as a temporary measure   Borrow money, except the fund may: (a) borrow
             to facilitate the meeting of redemption requests or     from banks or through reverse repurchase
             for extraordinary or emergency purposes and except      agreements in an amount up to 33 1/3% of the
             pursuant to reverse repurchase agreements or dollar     fund's total assets (including the amount
             rolls, in all cases in amounts not exceeding 10% of     borrowed); (b) to the extent permitted by
             the fund's total assets (including the amount           applicable law, borrow up to an additional 5%
             borrowed) taken at market value.                        of the fund's assets for temporary purposes;
                                                                     (c) obtain such short-term credits as are
                                                                     necessary for the clearance of portfolio
                                                                     transactions; and (d) purchase securities on
                                                                     margin to the extent permitted by applicable
                                                                     law.

             EXPLANATION: This restriction has been amended for improved clarity and uniformity among Pioneer mutual funds. The percentage limitation on borrowing has been revised upward from 10% to 33 1/3% of the fund's total assets to conform to the percentage limitation included in the 1940 Act. This change affords the fund additional flexibility to borrow money if Pioneer determines that such borrowing is in the best interests of the fund and is consistent with both the fund's investment objective and with the requirements of the 1940
             Act.

TRUSTEES' RECOMMENDATION

         The trustees believe that the proposed amendments to the fund's fundamental restrictions will more clearly reflect current regulatory practice and will expand the investment opportunities available to the fund. Accordingly, the trustees recommend that you approve the proposals to changes as described above.

REQUIRED VOTE

         Approval of each of Proposals 3(a) through (c) requires a 1940 Act majority vote. If the required approvals to change the fund's restrictions are not obtained, the current investment restrictions will continue in effect.

         THE TRUSTEES OF YOUR FUND RECOMMEND THAT SHAREHOLDERS VOTE FOR EACH PROPOSAL TO AMEND THE FUND'S INVESTMENT RESTRICTIONS.

                       INFORMATION CONCERNING THE MEETING

OUTSTANDING SHARES AND QUORUM

         As of July __, 1999, ________ Class A shares, ________ Class B shares, ________ Class C shares and ________ Class Y shares of beneficial interest of the fund were outstanding. Only shareholders of record on July 19, 1999 are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the fund that are entitled to vote will be considered a quorum for the transaction of business.

OWNERSHIP OF SHARES OF THE FUND

         To the knowledge of the fund, as of June 30, 1999, the following persons owned of record or beneficially 5% or more of the outstanding Class A, Class B, Class C and Class Y shares of your fund.

                                                                        NUMBER OF SHARES OWNED AND PERCENTAGE OF
                                                                        TOTAL SHARES OUTSTANDING FOR THE CLASS
 SHAREHOLDER                                             CLASS
 Merrill Lynch, Pierce, Fenner & Smith Incorporated      A              12,752,004 (14.11%)
 for the Sole Benefit of its Customers                   B              6,859,368 (14.40%)
 4800 Deer Lake Drive East, 2nd Floor                    C              3,470,752 (25.79%)
 Jacksonville, FL 32246-6484

 U.S. Trust Company of the Pacific                       Y              150,391 (51.44%)
 Northwest, Trustee
 Pioneer Retirement Benefit Plan
 4380 S.W. Macadam Avenue
 Portland, OR 97201-6407

 U.S. Trust Company of the Pacific                       Y              133,541 (42.82%)
 Northwest, Trustee
 Pioneer Savings and Investment Plan
 4380 S.W. Macadam Avenue
 Portland, OR 97201-6407

SHAREHOLDER PROPOSALS

         Your fund is not required to hold annual meetings of shareholders and does not currently intend to hold a meeting of shareholders in 2000. A shareholder proposal intended to be presented at a future annual meeting must be received by the fund a reasonable time before the fund prepares proxy materials relating to that meeting.

SHARES HELD IN RETIREMENT PLANS

         PGI, as trustee or custodian of certain retirement plans, is permitted to vote any shares held in such plans and will do so if necessary to obtain a quorum.

PROXIES, QUORUM AND VOTING AT THE MEETING

         Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superceding proxy or by submitting a notice of revocation to the secretary of the fund. In addition, although mere attendance at the meeting will not revoke a proxy, a shareholder present at the meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons name as proxies will vote the shares represented thereby in favor of the proposals described above and will use their best judgment in connection with the transaction of such other business as may properly come before the meeting or any adjournment thereof.

         A majority of the shares entitled to vote - present in person or represented by proxy - constitutes a quorum for the transaction of business with respect to any proposal (unless otherwise noted in the proxy statement). In the event that at the time of any session of the meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the meeting to a later date. In the event that a quorum is present but sufficient votes in favor or any of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one half of the shares of the fund present in person or by proxy at the session of the meeting to be adjourned.

The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

         Shares of your fund represented in person or by proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal.

         However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted in accordance with a vote that may be approved by less than a majority of the outstanding share of the fund, if more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented at the meeting. However, for purposes of determining whether a proposal has been adopted in accordance with a vote that requires approval by holders of at least a majority of the outstanding shares of the fund, a "broker non-vote" has the same effect as a vote against that proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

OTHER BUSINESS

         While the meeting has been called to transact any business that may properly come before it, the only matters that the trustees intend to present are those matters stated in the attached notice of special meeting of shareholders. However, if any additional matters properly come before the meeting, and on all matters incidental to the conduct of the meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

METHOD OF SOLICITATION AND EXPENSES

         The cost of preparing, assembling and mailing this proxy statement, the attached notice and the accompanying proxy card will be borne by Pioneer. In addition to soliciting proxies by mail, Pioneer may, at Pioneer's expense, have one or more of the fund's officers, representatives or compensated third-party agents, including Pioneer, PSC and PFD, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons.

         The fund may also arrange to have votes recorded by telephone, the internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate a shareholder's identity, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. The fund is unaware of any such challenge at this time. In the case of telephone voting, shareholders would be called at the phone number PSC has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. In the case of internet voting, shareholders would be required to provide their Social Security number or other identifying information and will receive a confirmation of their instructions. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

         Persons holding shares as nominees will be reimbursed by Pioneer, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

                                    APPENDIX

ADDITIONAL INFORMATION PERTAINING TO PIONEER

         OWNERSHIP OF PIONEER. Pioneer is a wholly owned subsidiary of PGI. As of May 31, 1999, Mr. Cogan beneficially owned 3,558,044 shares (13.36%) of the outstanding common stock of PGI. Mr. Cogan's beneficial holdings included 648,950 shares held in trusts with respect to which he may be deemed to be a beneficial owner by reason of his interest as a beneficiary and/or position as a trustee and shares which he has the right to acquire under outstanding options within 60 days of May 31, 1999. At such date, David D. Tripple, Pioneer's other director, owned beneficially 1.19% of the outstanding common stock of PGI. As of May 31, 1999, executive officers and directors of Pioneer beneficially owned an aggregate of 4,491,392 shares of common stock of PGI, approximately 16.62% of the outstanding common stock of PGI.

         SERVICES PROVIDED TO THE FUND BY AFFILIATES OF PIONEER. PSC serves as the fund's transfer agent and shareholder servicing agent. Under the terms of its contract with the fund, PSC's duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains to shareholder accounts; and (iii) maintaining certain account records and responding to routine shareholder inquires. For the fiscal year ended December 31, 1998, the fund paid PSC approximately $2,863,153 in fees for these services.

         PFD, an indirect wholly owned subsidiary of PGI, serves as the fund's principal underwriter. For the fiscal year ended December 31, 1998, the fund paid PFD approximately $2,296,119 in distribution fees pursuant to the fund's Class A distribution plan, $3,908,589 in distribution fees pursuant to the fund's Class B distribution plan and $978,984 in distribution fees pursuant to the fund's Class C distribution plan. Such fees were paid to PFD in reimbursement of expenses related to servicing of shareholder accounts and compensating broker/dealers and sales personnel. No distribution plan has been adopted with respect to the fund's Class Y shares. For the same period, PFD earned underwriting commissions in connection with its offering of shares of the fund in the amount of approximately $13,974,000 of which approximately $11,351,00 was reallowed to dealers.

         FEES THE FUND PAID PIONEER. During the fiscal year ended December 31, 1998, the fund paid Pioneer $6,484,820 in management fees and approximately $248,265 in administrative service fees.

         SIMILAR FUNDS MANAGED BY PIONEER. Pioneer serves as the investment manager to the following funds with investment objectives similar to your fund's objective:

                                                                             Name of fund
ANNUAL MANAGEMENT FEE RATE                                                   (NET ASSETS AS OF 6/30/99)
0.70% of the first $500 million of average daily net assets;                 Pioneer Capital Growth Fund
0.65% of the next $500 million; 0.625% of average daily net assets           $1,800,905,486
exceeding $1 billion; adjusted by up to +/- 0.10% to reflect
Pioneer Capital Growth Fund's performance

0.625% of average daily net assets, adjusted by up to +/- 0.20%              Pioneer Mid-Cap Fund
to reflect Pioneer Mid-Cap Fund's performance                                $829,578,644

0.75% of average daily net assets                                            Pioneer Independence Fund
                                                                             $6,963,029

0.85% of average daily net assets                                            Pioneer Small Company Fund
                                                                             $268,330,230


                                       21


1.10% of average daily net assets                                            Pioneer Micro-Cap Fund
                                                                             $91,069,240

0.65% of average daily net assets                                            Pioneer Variable Contracts
                                                                             Trust--Capital Growth Portfolio
                                                                             $124,612,311

0.70% of average daily net assets                                            Pioneer Variable Contract
                                                                             Trust--Growth Shares Portfolio
                                                                             $151,007,375

         PORTFOLIO TRANSACTIONS. All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer pursuant to authority contained in the existing and proposed contracts. In selecting brokers or dealers, Pioneer considers factors relating to execution on the best overall terms available, including, but not limited to, the size and type of the transaction; the nature and character of the markets of the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

         Pioneer may select broker-dealers which provide brokerage and/or research services to the fund and/or other investment companies or institutional or other accounts managed by Pioneer. Such research services must be lawful and must provide appropriate assistance to Pioneer in the performance of its investment decision-making responsibilities and could include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analysis, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

         In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the fund as well as shares of other investment companies managed by Pioneer. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the fund. In addition, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. This information might be useful to Pioneer in providing services to the fund as well as to other investment companies or accounts managed by Pioneer, although not all of such research may be useful to the fund. Conversely, such information provided to Pioneer by brokers and dealers through whom other clients of Pioneer effect securities transactions might be useful to Pioneer in providing services to the fund. The receipt of such research is not expected to reduce Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expense which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

PROXY                                                                      PROXY

                              PIONEER GROWTH SHARES
                      PROXY FOR THE MEETING OF SHAREHOLDERS
                          To be held September 28, 1999


I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., David D. Tripple, Robert P. Nault and Joseph P. Barri, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Meeting of Shareholders of my
(our) fund to be held on Tuesday, September 28, 1999, at 2:00 p.m. (Boston time) at the offices of Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matter (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I
(we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.



                                     In signing, please write name(s) exactly
                                     as appearing hereon.  When signing as
                                     attorney, executor, administrator or other
                                     fiduciary, please give your full title as
                                     such.  Joint owners should each sign
                                     personally.
                                     -------------------------------------------


                                     -------------------------------------------
                                     Signature(s)

                                     Dated:  ________________, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED.

1.   To elect Trustees:

     The nominees for Trustees are: M.K. Bush, J.F. Cogan, Jr., Dr. R.H. Egdahl, M.B.W. Graham, J.W. Kendrick, M.A. Piret, D.D. Tripple, S.K. West and
     J. Winthrop.

     ___ FOR electing all the nominees (except as marked above)

     To withhold authority to vote for one or more of the nominees, circle The nominee name(s) above.

     ___WITHHOLD authority to vote for all nominees

2.   To approve a new management contract            FOR     AGAINST     ABSTAIN
     between the fund and Pioneer Investment
     Management, Inc. ("Pioneer"), the fund's        ___     ___         ___
     investment adviser, increasing the rate at which management fees are payable to Pioneer and providing for a performance fee adjustment.

3.a. To approve the reclassification of the          FOR     AGAINST     ABSTAIN
     fund's investment restriction regarding
     purchasing securities on margin.                ___     ___         ___

3.b. To approve the elimination of the fund's        FOR     AGAINST     ABSTAIN
     investment restriction on short sales.
                                                     ___     ___         ___

3.c. To approve an amendment to the fund's           FOR     AGAINST     ABSTAIN
     investment restriction regarding borrowing.
                                                     ___     ___         ___